EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Bluegreen Corporation (the "Company") on Form 10-K/A for the year ended March 31, 2002 to be filed with the Securities and Exchange Commission on or about February 28, 2003 (the "Report"), we, George F. Donovan, Chief Executive Officer of the Company and John F. Chiste, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the year ended March 31, 2002.


Date:  February 25, 2003              By:  /S/ GEORGE F. DONOVAN
                                           -------------------------------------
                                           George F. Donovan
                                           President and
                                           Chief Executive Officer


Date:  February 25, 2003              By:  /S/ JOHN F. CHISTE
                                           -------------------------------------
                                           John F. Chiste
                                           Senior Vice President,
                                           Treasurer and Chief Financial Officer

This Certification is made solely pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to the Report.


                                       88